Exhibit 10.1

SEALED AIR CORPORATION

NOTE PURCHASE AGREEMENT

SEALED AIR CORPORATION

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (the “Agreement”) is made as of the 6th day of February, 2009 (the “Effective Date”) by and among SEALED AIR CORPORATION, a Delaware corporation (the “Company”), and DAVIS SELECTED ADVISERS, L.P., GEICO INDEMNITY COMPANY and GENERAL RE LIFE CORPORATION (individually, a “Purchaser” and collectively, the “Purchasers”).

The parties hereby agree as follows:

1.                                      AMOUNT AND TERMS OF THE LOAN

1.1                               The Loan.  Subject to the terms of this Agreement, each Purchaser agrees to lend to the Company the amount set forth opposite each such Purchaser’s name on the Schedule of Purchasers (each, a “Loan Amount”) against the issuance and delivery by the Company of a promissory note or notes for the Loan Amount (each, a “Note” and collectively, the “Notes”), which Notes will be issued under an indenture (the “Indenture”) in substantially the form attached hereto as Exhibit A and which will have the benefit of registration rights under a registration rights agreement (the “Registration Rights Agreement”) in substantially the form attached hereto as Exhibit B.

2.                                      THE CLOSING

2.1                               Closing Date.  The closing of the purchase and sale of the Notes (the “Closing”) shall be held on the Effective Date, or at such other time as the Company and the Purchasers shall agree (the “Closing Date”).

2.2                               Delivery.  At the Closing (i) each Purchaser will deliver to the Company or to its order such Purchaser’s Loan Amount as indicated on the Schedule of Purchasers by wire transfer of immediately available funds for the account of the Company to account number: 5800393034 at Bank of America NA, New York, NY, ABA number: 026009593, Reference:  Senior Note Proceeds; and (ii) the Company shall issue and deliver to each Purchaser Notes through the facilities of The Depository Trust Company in favor of such Purchaser payable in the principal amount of such Purchaser’s Loan Amount.

3.                                      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to each Purchaser as follows:

3.1                               Organization and Good Standing.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.  The Company has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own and operate its properties and assets.  The Company is duly qualified to transact business and is in good standing in each jurisdiction in which failure to so qualify would have a material adverse effect on the Company and its subsidiaries considered as one entity.

3.2                               Corporate Power.  The Company has and will have at the Closing Date all requisite corporate power and authority to execute and deliver this Agreement, the Indenture, the Notes and the Registration Rights Agreement and to carry out and perform its obligations under the terms of this Agreement, the Indenture, the Notes and the Registration Rights Agreement.

3.3                               Authorization.  All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company and the performance of the Company’s obligations hereunder, including the issuance and delivery of the Notes, has been taken or will be taken prior to the issuance of the Notes.  This Agreement, the Indenture, the Notes and the Registration Rights Agreement, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) with respect to rights to indemnity, federal and state securities laws.

3.4                               Governmental Consents.  All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of this Agreement, the Indenture and the Registration Rights Agreement, the offer, sale and issuance of the Notes and the consummation of any other transaction contemplated hereby (except such additional steps as may be required by the Securities and Exchange Commission or the Financial Industry Regulatory Authority in connection with transactions contemplated by the Registration Rights Agreement, or such additional steps as may be necessary to qualify the Notes for public offering under state securities or Blue Sky laws) shall have been obtained and will be effective at the Closing.

3.5                               Private Offering by the Company.  Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Purchasers, each of which has been offered the Notes as a private sale for investment.  Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

3.6                               Offering.  Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4 hereof, the offer, issue, and sale of the Notes are and will be exempt from the registration requirements of the 1933 Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

3.7                               Non-Contravention. The execution and delivery by the Company, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Notes and the Registration Rights Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company that is material to the Company and its subsidiaries taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary.

3.8                               Information Requirement. While any of the Notes remain “restricted securities” within the meaning of the 1933 Act, the Company will make available, upon request, to any seller of such Notes the information specified in Rule 144A(d)(4) under the 1933 Act, unless the Company is then subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

4.                                      REPRESENTATIONS AND WARRANTIES AND COVENANTS OF THE PURCHASERS

4.1                               Purchase for Own Account.  Each Purchaser represents that it is acquiring the Notes solely for its own account and beneficial interest or for the account and beneficial interest of another entity that is (i) a “qualified institutional buyer” (“QIB”) within the meaning of Rule 144A of the 1933 Act and (ii) named on Schedule 1 hereto, in each case, for investment and not for sale or with a view to distribution of the Notes or any part thereof, that it or such account has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

4.2                               Information and Sophistication.  Without lessening or obviating the representations and warranties of the Company set forth in Section 3, each Purchaser on its own behalf, and on behalf of any account for which it is purchasing Notes, hereby: (i) acknowledges that it has received all the information it has requested from the Company that it considers necessary or appropriate for deciding whether to acquire the Notes, (ii) represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Notes and to obtain any additional information necessary to verify the accuracy of the information given such Purchaser and (iii) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

4.3                               Ability to Bear Economic Risk.  Each Purchaser on its own behalf, and on behalf of any account for which it is purchasing Notes, acknowledges that investment in the Notes involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Notes for an indefinite period of time and to suffer a complete loss of its investment.

4.4                               Further Limitations on Disposition.  Without in any way limiting the representations set forth above, each Purchaser on its own behalf, and on behalf of any account for which it is purchasing Notes, further agrees not to make any disposition of all or any portion of the Notes unless and until:

(a)                                  There is then in effect a Registration Statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

(b)                                  The Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the 1933 Act, or any securities or blue sky laws of any applicable jurisdiction.

4.5                               Qualified Institutional Buyer Status.  Each Purchaser represents that it is a QIB.

4.6                               Brokers and Finders.  Each Purchaser on its own behalf, and on behalf of any account for which it is purchasing Notes, represents and warrants that it has not employed or retained any broker, finder, financial advisor, investment banker or other person or entity who might be entitled to any brokerage, finder’s or other fee or commission or similar charges in connection with the transactions contemplated by this Agreement.

4.7                               Authorization.  Each Purchaser represents that (i) it has full power and authority to enter into this Agreement, (ii) all corporate action on the part of such Purchaser necessary for the authorization, execution, delivery and performance of this Agreement by such Purchaser and the performance of such Purchaser’s obligations hereunder has been taken, (iii) this Agreement, when executed and delivered by such Purchaser, shall constitute a valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) with respect to rights to indemnity, federal and state securities laws.

4.8                               Authorization on Behalf of Accounts. Each Purchaser signing this Agreement is acquiring the Notes for its own account or for the accounts of one or more entities as to which the Purchaser is authorized to make the acknowledgements, representations and warranties contained herein, and to enter into this Agreement.

4.9                               Further Assurances.  Each Purchaser agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement and to comply with state or federal securities laws or other regulatory approvals.

5.                                      MISCELLANEOUS

5.1                               Binding Agreement.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.2                               Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

5.3                               Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.4                               Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.5                               Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Company at Sealed Air Corporation, 200 Riverfront Boulevard, Elmwood Park, New Jersey 07407, telephone number (201) 703-4110, facsimile number (201) 703-4219, Attention: Chief Financial Officer, with copies to: (a) Sealed Air Corporation, 200 Riverfront Boulevard, Elmwood Park, New Jersey 07407, telephone number (201) 703-4145, facsimile number (201) 703-4231, Attention: General Counsel, and (b) Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, telephone number (212) 735-3000, facsimile number (212) 735-2000, Attention: Robert Chilstrom, and to the respective Purchasers at Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, AZ 85756, telephone number: (520) 434-3771, facsimile number: (520) 434-3770, Attention: Thomas Tays, Chief Legal Officer; Geico Indemnity Company, c/o Berkshire Hathaway Inc., 1440 Kiewit Plaza, Omaha, NE 68131, telephone number: (402) 978-5429, facsimile number: (402) 346 3375, Attention: Mark D. Millard; and General Re Life Corporation, c/o Berkshire Hathaway Inc., 1440 Kiewit Plaza, Omaha, NE 68131, telephone number: (402) 978-5429, facsimile number: (402) 346 3375, Attention: Mark D. Millard or at such other address as the Company or such Purchasers may designate by ten (10) days advance written notice to the Purchasers, in the case of the Company, or to the Company, in the case of a Purchaser.

5.6                               Modification; Waiver.  No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Purchasers.

5.7                               Entire Agreement.  This Agreement and the Exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

5.8                               Expenses.  Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement and the transactions contemplated thereby.

IN WITNESS WHEREOF, the parties have executed this NOTE PURCHASE AGREEMENT as of the date first written above.

COMPANY:

SEALED AIR CORPORATION

By:	/s/ David H. Kelsey
Name: David H. Kelsey
Title: Senior Vice President and
Chief Financial Officer

PURCHASERS:

DAVIS SELECTED ADVISERS, L.P.

By:	/s/ Thomas Tays
Name: Thomas Tays
Title: Chief Legal Officer

GENERAL RE LIFE CORPORATION

By:	/s/ Mark D. Millard
Name: Mark D. Millard
Title: Authorized Signatory

GEICO INDEMNITY COMPANY

By:	/s/ Mark D. Millard
Name: Mark D. Millard
Title: Authorized Signatory

SCHEDULES AND EXHIBITS

Schedule 1:                                   List of Accounts of Davis Selected Advisers, L.P.

Schedule 2:                                   Schedule of Purchasers

Exhibit A:                                            Form of Indenture

Exhibit B:                                              Form of Registration Rights Agreement

SCHEDULE 1

List of Accounts of Davis Selected Advisers, L.P.

NAME & ADDRESS	LOAN AMOUNT

DAVIS NEW YORK VENTURE FUND	105,000,000

SELECTED AMERICAN SHARES	25,000,000

METROPOLITAN SERIES FUND, INC. — DAVIS VENTURE VALUE PORTFOLIO	10,000,000

JOHN HANCOCK TRUST — FUNDAMENTAL VALUE TRUST	5,000,000

JOHN HANCOCK FUND II — FUNDAMENTAL VALUE TRUST	5,000,000

TOTAL	150,000,000

SCHEDULE 2

Schedule of Purchasers

NAME	LOAN AMOUNT

DAVIS SELECTED ADVISERS, L.P.	$150,000,000.00

GEICO INDEMNITY COMPANY	$125,000,000.00

GENERAL RE LIFE CORPORATION	$25,000,000

Exhibit A

Form of Indenture

Exhibit B

Form of Registration Rights Agreement